VAN ECK GOLD/RESOURCES FUND
                          ---------------------------
                               1996 ANNUAL REPORT

Dear Fellow Shareholder:

In 1996, the average gold price rose to $388 an ounce, up 1% from $384 an ounce in 1995. During the same period, the net asset value of your Fund rose 2.5%, closing at $5.72 a share.

After hitting a six-year high in February, the price of gold declined. Two key factors contributed to the downturn: fears of continued central bank selling after Belgium's sale of 200 tonnes in the first quarter and proposals that the International Monetary Fund (IMF) sell gold reserves to finance loans to third-world countries.

In the second half of the year, concerns over renewed producer selling and lack of investment demand due to the strong run by financial assets also put pressure on gold's price. But more importantly, data from the New York Commodity Exchange (COMEX) on open interest in gold futures contracts and the Commitment of Traders Report appeared to indicate that speculators were shorting huge volumes of gold futures to capitalize on negative investment sentiment. This strategy enabled speculators to override--at least temporarily--gold's fundamental strength, such as the large deficit in the physical market between annual mine production and scrap on the supply side, and fabrication use (mostly jewelry) on the demand side.

Against the soft metals market, gold shares around the world recorded mixed investment results. In North America, the Toronto Gold and Silver Index rose 8.1% in U.S. dollars, while the XAU Index, which includes U.S. and Canadian stocks, fell 3.0%. The Australian Gold Index was up about 5% in U.S. dollars thanks to a 7% gain in the Australian dollar. However, the Johannesburg Gold Share Index fell over 12% in U.S. dollars because the South African rand declined more than 20%.

In North America, intermediate- and small-capitalization producers registered good performance. Exploration companies also fared well as investors bid up prices on good drilling results in successive hot prospecting areas such as Peru, West Africa and Indonesia. (While the Fund is invested mostly in large companies, it has about 5% in small-cap and exploration companies and about 10% in shares of intermediate-sized producers.) Specifically, the Fund benefited from positions in Arizona Star (in which the Fund realized substantial gains by the time we sold the shares in August), Bema Gold (up 206% for the year), Dayton Mining (up 57%), Getchell Gold (up 73%), Goldcorp (up 45%), Richmont (up 59%) and Tombstone (up 43%). Some senior producers, many of which have had consistently disappointing production and cost results, suffered sharp setbacks during the year, bringing the averages down.

On December 31, 1996, the Gold/Resources Fund had most of its assets in North America (35.9% of investments in Canada and 34.1% in the United States). The Fund also had a substantial position in Australia (25.7%). Australian stocks recorded the best investment results (up 5.2%) for the year. Since Australian stocks generally do not have as much price leverage to bullion as North American gold stocks, they tend to hold up better during downtrends, such as the sharp decline in share prices following their peak at the end of May. It is worth noting that the Fund added a new name in the fourth quarter--Goldstream Minerals, a participant in the exciting Gawlor Craton exploration play in South Australia.

Consolidation within the gold-mining industry has become a reality and corporate activity has led to gains in share prices of several target companies. Small companies are merging with other small companies to reach critical mass or to merge cash flow of one with the development prospects of another (examples include Viceroy with Loki and Granges with Da Capo). Furthermore, senior producers are taking over junior producers to enhance their reserve and production profiles (Barrick's acquisition of Arequipa being the prime example); and senior producers are merging with other senior producers to create economies of scale or to consolidate specific areas of operation (Santa Fe Pacific Gold with either Newmont or Homestake).

This corporate activity has created considerable interest in the industry around the world, not just in North

America. In Australia, Sons of Gwalia is consolidating the Yilgarn area, having bought out Burmine and having gained control of Gascoyne. Normandy has brought its Gold Mines of Kalgoorlie and Posgold subsidiaries into the parent company, while Homestake and Pegasus bought out the minority interests in their Australian subsidiaries. Not only is Placer Dome buying in its Placer Pacific minorities, but it is also trying to acquire Highlands Gold, one of its joint venture partners at Porgera in Papua New Guinea.

The continued globalization of the industry is also providing opportunities for investment gains. For many North American companies in particular, the environmental scene and extensive exploration already conducted on the continent mean that most of their growth prospects lie in finding and developing properties offshore. Though cognizant of the risk inherent in working in unfamiliar or untested political and social arenas, companies will likely be casting their nets farther in the drive to replace reserves and increase production. We believe the exploration success of recent years in Latin America, West Africa and Indonesia will be repeated into the next century (albeit not always with the spectacular success of a Bre-X Minerals, for example). This will also create opportunities for profits, regardless of movements in the price of gold. Some areas that appear attractive today are the Gawlor Craton region in South Australia, where Resolute has an interesting joint venture; Mexico, where the geology would appear to be similar to, or even an extension of, the Southwest U.S.; and areas in Africa, like Mali and Ghana. Additionally, once the current uncertainty surrounding Indonesia is cleared up, we would expect a revival of interest in shares with exposure in that country.

Underlying Long-Term Inflationary Forces

There is, in our judgment, a growing probability of a new global inflationary cycle. The industrialized world has enjoyed an improved credibility of monetary policy and relative price stability since 1992. However, the political need to stimulate economic growth and overcome deflationary forces has become important in Japan and Continental Europe. Consequently, global monetary reserves have been growing buoyantly at over 20% a year since 1994 (see chart above) due to expansionary monetary policies in these countries. If this growth continues and the world has a synchronized expansion as forecasted by the OECD, the IMF and other leading forecasters, it seems only a question of time until excess global capacity is gradually absorbed, eventually resulting in rising inflationary pressures. Since the 1970's, the economic cycle has lengthened. The four- to five-year cycles have shifted to eight- to ten-year cycles. Thus, the current cycle could continue until the end of this decade.

Foreign Holdings of U.S. Treasuries Held at the
Federal Reserve
12/31/87 - 1/23/97


                                [GRAPHIC OMITTED]



Source: Federal Reserve
--------------------------------------------------------------------------------

During 1996, most measures of inflation remained stable, but pressure is rising on wage and energy prices. The Chairman of the U.S. Federal Reserve warned on January 21 that "the relatively modest wage gains we have seen are a transitional rather than a lasting phenomenon" and that "the recent pickup in some measures of wages suggests that the transition may already be running its course." In the U.S., the decline in the growth of average hourly earnings and the employment cost index bottomed in 1992, and these indicators have subsequently risen. By December, both hourly and weekly annualized earnings over the past three months had risen by 4.8%. Wage costs comprise the bulk of total costs and thus are a prime determinant of prices. Moreover, increased demand for products and services, especially food and energy from emerging economies, is fueling underlying inflation.

Gold is Undervalued

Gold has performed in a lackluster manner for eight years, during which time its price has averaged $373 an ounce. Since 1989, the U.S. Consumer Price Index has risen 32%, from 118.3 to 156.7, and it is still rising. If the price of gold had risen by the same percentage during this period, it would sell at about $500 an ounce today. Historically, over long time periods, the price of gold has maintained its purchasing power compared to the decline in the purchasing power of currencies, but it moves in cycles.

Since 1989, there has been a fundamental shortage of gold based on fabrication and net investment demand for gold compared with supply of mine production and old gold scrap. The difference has been made up by net additional mine forward sales, option hedging and gold loans (largely through central banks) and net central bank sales. Last year the two important factors putting pressure on prices were European central bank sales and speculative short sales in anticipation of central bank sales. Also, Japanese net investment demand was lower due to a return to a more normal level from the exceptional demand in 1995 (the time of the Kobe earthquake). There was a steady decrease in investments in France because of the deflationary effect of the drive toward European Monetary Union, as well as in North America, where gold had to compete with the stock market. Producer hedging over the year was neutral.

Gold has been subject to strong speculative forces because there has been no open coordinated central bank policy concerning monetary gold reserves. No currency is convertible into gold at fixed rates. Opportune factors seem to be the rule. Last year, the Belgian central bank reportedly sold 200 tonnes of gold to create a profit to reduce its fiscal deficit. The Netherlands' central bank sold 300 tonnes, the proceeds of which were to be invested into interest-bearing foreign currency reserves. Russia's central bank bought about 100 tonnes. China and eight other central banks also purchased gold.

The greatest current issue is how much gold will be pooled into the European Central Bank reserve and what will happen to it and to any possible remaining reserves in member national banks. An official of the Bank of England said late last year, "The window of opportunity for gold sales, in terms of using the book profits to reduce external debt in the way Belgium has done, is going to close in about a year's time and so the threat to the gold price from this source should be time-expired." On January 10, 1997, Bank of France Governor Jean Claude Trichet said that France's gold reserves represent "an important element of confidence" for the French economy, the franc and the French people as well. The historical fact is that, over the long-term, gold has maintained its purchasing power. Currencies based on monetized government debt continuously have lost purchasing power. Since 1970, the dollar's purchasing power has fallen approximately 75%. Gold monetary reserves are a hedge against the consequences of constant political pressures to keep interest rates low and to finance fiscal deficits.

Deflationary Scenario

There are rising trends toward economic and financial risks and imbalances, in our opinion, which threaten the current period of prosperity in the U.S.:

1) The growth in debt may not be sustainable. There is still a heavy burden of old debt which helped to fuel the boom of the 1980's. The ratio of private sector debt to gross domestic product in the U.S. climbed from 100% to 128% during the 1980's and receded only slightly before climbing strongly again during the past two years. During the past fifteen years, the ratio of household debt to disposable income has climbed from about 65% to 95% (see chart below). The burden of debt service payments has risen accordingly. There is an alarming uptrend in personal bankruptcies and credit card defaults. The pressure of compound interest on debtors is growing ever more powerful. The preferred option is always more and more debt--until the game finally ends.

Household Debt as % of Personal Disposable Income
12/31/81 -- 9/30/96


                                [GRAPHIC OMITTED]


Source: DATASTREAM
--------------------------------------------------------------------------------

2) There may be a systemic risk to the economy in the event of a stock market crash. Risk is greatest where financial market valuations are high and investor fear is low. The possibility of a cumulative global deflationary spiral cannot be dismissed. Including this bull market, there have been six great inflationary periods in financial assets since the South Sea Bubble of 1720. In each case, once securities speculation was over, real prices of gold rose for three years.

3) The growth in derivatives may run ever larger counterparty risks. The outstanding credit exposure of the major banks is estimated at $2.4 trillion, more than three times the capital of the world's 75 largest banks.

4) The current strength of the dollar could gradually reverse and be replaced by another period of dollar weakness. If this becomes serious it may raise questions about the dollar's status as a reserve currency. The United States' interest payments to foreigners on government securities has been greater than its investment income since 1994. Its deficit on investment income will continue to grow as a natural consequence of running persistent current account deficits.

There are risks that the normal recession "stabilizers" may not be effective in the future. Excessive government debts have reduced the potency of fiscal policy as a reflationary weapon. In Japan, monetary stimulation has been ineffective in boosting demand. Short-term interest rates have been reduced to 1/2 of 1% in Japan, and in Switzerland they have been lowered to 1 1/4%.

Conclusion

It may take time for the gold market to digest recent central bank sales. However, if no further significant European central bank sales are made, the undervalued gold market could, in due course, reverse its bearish sentiment and resume its long-term upward trend.

Longer term, history shows that there are periods when gold and gold-mining shares substantially outperform industrial shares. During the years 1929-32, 1971-74 and 1976-80, gold investors were up to approximately ten times better off than investors in the Dow Jones Industrial Average. Only in the 1960's, when the price of gold was controlled by the central banks, has the ratio of the Dow to the price of gold been as high as it is currently--about 19. In other words, it has been a long time since the Dow has been as overvalued and gold shares as undervalued in relation to each other. In our opinion, the probabilities of a new inflationary cycle followed by a serious recession over the next few years could well see another period of declining investor confidence and of gold and gold shares outperforming the Dow. This is the reason your Fund remains concentrated in gold-mining shares.

No one knows the future. However, there is merit in contingency planning. Risks, especially systemic risks, should be hedged and managed prudently. Gold has proven itself in times of financial stress as a good long-term store of value not subject to default. Accordingly, we recommend that at least 5% of investment portfolios be diversified into gold-mining shares for possible capital wealth preservation and capital appreciation potential.

We appreciate your participation in the Gold/Resources Fund and look forward to helping you meet your investment objectives in the future.


[PHOTO]                            [PHOTO]



/s/ John C. van Eck                /s/ Lucille Palermo
John C. van Eck                    Lucille Palermo
Chairman                           Portfolio Manager


January 29, 1997

--------------------------------------------------------------------------------
Performance Record as of  12/31/96
--------------------------------------------------------------------------------
Average Annual           After Maximum                 Before
Total Return             Sales Charge of 5.75%         Sales Charge
--------------------------------------------------------------------------------
Life (since 2/15/86)     5.4%                          6.0%
--------------------------------------------------------------------------------
10 year                  3.5%                          4.1%
--------------------------------------------------------------------------------
5 year                   7.6%                          8.9%
--------------------------------------------------------------------------------
1 year                  (3.4)%                         2.5%
--------------------------------------------------------------------------------

The performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

Note:  C shares are no longer publicly offered.

                              GOLD/RESOURCES FUND
                     INVESTMENT PORTFOLIO DECEMBER 31, 1996
--------------------------------------------------------------------------------


No. of Shares                            Securities(a)                                           Value (Note 1)
---------------------------------------------------------------------------------------------------------------
Australia: 25.7%
    275,000               Acacia Resources Ltd.+                                                   $    535,530
  1,650,000               Australian Resources Ltd.                                                     944,282
    900,000               Consolidated Gold N.L.                                                        336,222
    350,000               Croesus Mining N.L.                                                           228,122
    678,500               Delta Gold N.L.                                                             1,272,762
    313,600               Dominion Mining Ltd.+                                                         234,309
    156,800               Dominion Mining Ltd. (Option expiring 12/31/98)+                               61,070
    700,000               Eagle Mining Corp.+                                                         1,524,522
    230,000               Emperor Mines Ltd.+                                                           447,898
    627,875               Ghana Gold Mines Ltd.                                                          99,813
    400,000               Ghana Gold Mines Ltd. (Option expiring 6/30/97)+                               25,435
    140,000               Giralia Resources N.L.+                                                        22,256
    750,000               Goldstream Minerals N.L.                                                      435,180
    488,400               Great Central Mines N.L.                                                    1,389,773
    274,354               Herald Resources Ltd.                                                         202,805
    351,483               Imperial Mining N.L.                                                           32,128
    471,576               Macraes Mining Co. Ltd.                                                     1,087,013
    400,000               Menzies Gold N.L.+                                                            181,226
    150,000               M.I.M. Holdings Ltd.                                                          209,841
    650,000               Mount Burgess Gold Mining Co. N.L.+                                           134,330
    400,000               Mount Leyshon Gold Mines Ltd.                                                 877,515
  1,065,000               Newcrest Mining Ltd.                                                        4,232,576
  1,083,033               Normandy Mining Ltd.                                                        1,497,877
    225,680               Placer Pacific Ltd.                                                           333,650
  2,482,500               Plutonic Resources Ltd.                                                    11,543,308
    771,428               Resolute Samantha Gold N.L.                                                 1,606,504
    799,400               Sons of Gwalia N.L.                                                         4,721,044
                                                                                                   ------------
                                                                                                     34,216,991
                                                                                                   ------------
Canada: 35.9%
    400,000               Barrick Gold Corp.                                                         11,500,000
     63,400               Bema Gold Corp.+                                                              376,954
     92,000               Bolivar Goldfields Ltd.+                                                       73,828
    732,100               Dayton Mining Corp.+                                                        4,860,193
     25,000               Dayton Mining Corp. (Warrant expiring 7/31/97)+(b)*                            38,300
    490,350               El Callao Mining Corp.+                                                       468,618
    320,000               Goldcorp Inc. (Class A)                                                     2,720,000
     40,000               Iamgold International African Mining Gold Corp.                               194,054
    250,000               International Rorrima Gold
                          (Special Warrant expiring 12/18/97)+(b)*                                      191,975
     75,600               Indochina Goldfields Ltd.+                                                    887,952
     75,000               Meridian Gold Inc.                                                            177,822
    320,800               Miramar Mining Corp.+                                                       1,404,195
     56,000               Nevsun Resources
                          (Special Warrant expiring 9/24/97)+(b)*                                       267,734
    250,000               Northern Crown Mines
                          (Special Warrant expiring 11/28/97)+(b)*                                      198,851
    200,000               Pegasus Gold Inc.+                                                          1,512,500
    250,000               Placer Dome Inc.                                                            5,437,500
    285,000               Prime Resources Group Inc.                                                  2,016,779
    415,000               Richmont Mines Inc.                                                         1,740,835
    300,000               Rift Resources Ltd.+                                                          297,647
    200,000               Royal Oak Mines Inc.+                                                         650,000
    270,000               Solitario Resources Corp.+                                                    533,795
    555,278               Star Resources Corp.                                                          133,680
    240,000               Teck Corporation (Class B)                                                  5,559,001
    505,000               Tombstone Exploration Co. Ltd.+                                               792,085
    312,500               Tombstone Exploration Co. Ltd.
                          (Warrant first exercise date 5/23/97)+(b)*                                     34,197
    450,000               TVX Gold Inc.+                                                              3,487,500
    320,100               Viceroy Resource Corp.+                                                     1,424,483
    700,000               Vista Gold Corp.+(c)                                                          944,738
                                                                                                   ------------
                                                                                                     47,925,216
                                                                                                   ------------

No. of Shares                            Securities(a)                                           Value (Note 1)
---------------------------------------------------------------------------------------------------------------
Ghana: 1.1%
     30,191               Ashanti                                                                   $   373,614
     84,000               Ashanti Goldfields Co. Ltd. (GDR)                                           1,039,500
     30,191               Ashanti Goldfields Co.
                          Deferred Payment Obligation*                                                   73,432
                                                                                                   ------------
                                                                                                      1,486,546
                                                                                                   ------------
Peru: 0.4%
     32,000               Co. De Minas Buenaventura S.A. (ADR)                                          546,000
                                                                                                   ------------
United States: 34.1%
     50,000               Agnico Eagle Mines, Ltd.                                                      700,000
    645,872               Battle Mountain Canada Inc. (Exchangable Shares)                            4,440,370
    550,000               Battle Mountain Gold Co. (Class A)                                          3,781,250
    305,000               Canyon Resources Corp.                                                        800,625
    303,700               Crown Resources Corp.                                                       1,879,144
    177,200               Echo Bay Mines Ltd.                                                         1,173,950
    359,000               Freeport McMoran Copper & Gold (Class A)                                   10,096,875
     45,000               Getchell Gold Corp.                                                         1,726,875
    675,000               Homestake Mining Co.                                                        9,618,750
     75,000               Newmont Gold Co.                                                            3,281,250
     78,569               Newmont Mining Corp.                                                        3,515,964
  1,000,000               Piedmont Mining Co. Inc.(c)                                                   375,000
    195,200               Santa Fe Pacific Gold Corp.                                                 3,001,200
    715,000               USMX, Inc.                                                                  1,139,531
                                                                                                   ------------
                                                                                                     45,530,784
                                                                                                   ------------

Total Stocks & Other Investments: 97.2%
(Cost $93,957,075)                                                                                  129,705,537
                                                                                                   ============

Princ. Amt.     Short-Term Obligations: 2.8%
---------------------------------------------------
$ 3,760,000               General Electric Capital Corp. Commercial Paper
                          1/02/97 Interest Yield of 5.57%
                          (Amortized Cost $3,760,000)                                                 3,759,426
                                                                                                   ------------
Total Investments: 100% (Cost: $97,717,075)                                                        $133,464,963
                                                                                                   ============

----------

(a)  Unless otherwise indicated, securities owned are shares of common stock.

(b)  Restricted security, see Note 6.

(c)  Affiliated company, see schedule of affiliated company transactions.

*    Fair value as determined by the Board of Trustees.

+    Non-income producing.

Glossary:

ADR--American Depositary Receipt

GDR--Global Depositary Receipt

Summary of
Investments                                                         % of
by Industry                                                       Portfolio
----------                                                        ---------
Gold mining ...............................................         84.0%
Copper ....................................................          8.0%
Metals and mining .........................................          3.3%
Commercial paper ..........................................          3.0%
Industrial metals .........................................          1.5%
Metals--Miscellaneous .....................................          0.2%
                                                                   -----
                                                                   100.0%
                                                                   =====

                       See Notes to Financial Statements.

                   GOLD /RESOURCES FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
December 31, 1996

Assets:
Investments at value (cost, $97,717,075) (Note 1)                 $ 133,464,963
Receivables:
  Capital shares sold                                                    55,904
  Dividends                                                              17,302
Unrealized appreciation on open forward
    currency contracts (Note 7)                                             905
Other assets                                                              1,980
                                                                  -------------
      Total assets                                                  133,541,054
                                                                  -------------
Liabilities:
Payables:
  Due to custodian                                                      153,428
  Capital shares redeemed                                               854,454
  Accounts payable                                                      234,797
                                                                  -------------
      Total liabilities                                               1,242,679
                                                                  -------------
Net Assets                                                        $ 132,298,375
                                                                  =============

Class A
Shares outstanding                                                   23,115,766
                                                                  =============
Net asset value and redemption price per share
  ($132,298,375/23,115,766)                                       $        5.72
                                                                  =============
Maximum offering price per share
  (NAV/(1-maximum sales commission))                              $        6.07
                                                                  =============
Net assets consist of:
  Aggregate paid in capital                                       $ 167,482,628
  Unrealized appreciation of investments
    and foreign currency                                             35,746,571
  Distributions in excess of net
        investment income                                              (656,109)
  Cumulative realized losses                                        (70,274,715)
                                                                  -------------
                                                                  $ 132,298,375
                                                                  =============

--------------------------------------------------------------------------------
Statement of Operations
For the Year Ended December 31, 1996
Income:
Dividends (less foreign taxes withheld of $81,103)                 $  1,315,925
Interest income                                                         217,350
                                                                   ------------
      Total income                                                    1,533,275
Expenses:
Management (Note 2)                           $  1,198,836
Distribution Class A (Note 4)                      399,612
Administrative (Note 2)                            468,945
Transfer agent                                     381,929
Custody                                             39,454
Professional                                        66,641
Reports to shareholders                             53,685
Trustees fees                                       23,711
Other                                               98,296
                                              ------------
      Total expenses                                                  2,731,109
                                                                   ------------
      Net investment loss                                            (1,197,834)
Realized and Unrealized Gain
  on Investments (Note 3)
Realized gain from security transactions                             11,608,917
Realized loss from foreign currency transactions                         (1,760)
Change in unrealized appreciation (depreciation) of
  foreign denominated receivables and payables                           (1,558)
Change in unrealized appreciation of investments                     (3,340,865)
                                                                   ------------
Net Increase in Net Assets Resulting from Operations               $  7,066,900
                                                                   ============

--------------------------------------------------------------------------------

Statements of Changes in Net Assets
For the Years Ended December 31, 1996 and 1995


                                                     1996              1995
                                                -------------     -------------

Decrease in Net Assets:
  Operations:
    Net investment loss                         $  (1,197,834     $    (776,800)
    Realized gain from
      security transactions                        11,608,917         9,074,322
    Realized loss from options                           --             (65,625)
    Realized gain (loss) from foreign
      currency transactions                            (1,760)              622
    Change in unrealized
      appreciation (depreciation) of
      foreign denominated receivables
      and payables                                     (1,558)              241
    Change in unrealized appreciation of
      investments                                  (3,340,865)        1,142,851
                                                -------------     -------------
      Increase in net assets resulting
        from operations                             7,066,900         9,375,611
                                                -------------     -------------
Capital share transactions:*
    Net proceeds from sales of shares
      Class A Shares                               98,482,977       172,364,530
      Class C Shares                                     --              47,982
                                                -------------     -------------
                                                   98,482,977       172,412,512
                                                -------------     -------------
    Cost of shares reacquired
      Class A Shares                             (129,225,878)     (211,854,936)
      Class C Shares                                     --             (77,390)
                                                -------------     -------------
                                                 (129,225,878)     (211,932,326)
                                                -------------     -------------
    Decrease in net assets
      resulting from capital share
      transactions                                (30,742,901)      (39,519,814)
                                                -------------     -------------
      Total decrease
        in net assets                             (23,676,001)      (30,144,203)


Net Assets:
  Beginning of year                               155,974,376       186,118,579
                                                -------------     -------------
  End of year (including distributions
    in excess of net investment income
    of $656,109 and $671,349k
    respectively                                $ 132,298,375     $ 155,974,376
                                                =============     =============

*Shares of Beneficial Interest
  Issued and Redeemed
  (unlimited number of $.001
  par value shares authorized)
                                                   Class A           Class A
                                                -------------     -------------
    Shares sold                                    15,679,748        33,182,418
    Shares reacquired                             (20,524,479)      (40,012,589)
                                                -------------     -------------
    Net decrease                                   (4,844,731)       (6,830,171)
                                                =============     =============

                                                    Class C          Class C
                                                -------------     -------------
    Shares sold                                            --             9,917
    Shares reacquired                                      --           (14,997)
                                                -------------     -------------
    Net decrease                                           --            (5,080)
                                                =============     =============

                       See Notes to Financial Statements.

                              GOLD/RESOURCES FUND
--------------------------------------------------------------------------------

Schedule of Affiliated Company Transactions

Transactions with affiliates for the year ended December 31, 1996 (as defined in the Investment Company Act of 1940) of the Fund are listed below:

                                               Purchases              Sales
                                 12/31/95    --------------       --------------                 12/31/96
                                   Share                                             Realized      Share          Market    Dividend
Issuer                            Balance    Shares    Cost       Shares    Cost    Gain (Loss)   Balance          Value     Income
                                 ---------   -------   ----       -------   ----    -----------   --------         -----    --------
Piedmont Mining Co., Inc.        1,000,000      --      --           --      --          --       1,000,000       375,000      --


--------------------------------------------------------------------------------
Financial Highlights
For a share outstanding throughout each year

                                                                           Class A
                               -----------------------------------------------------------------------------------------------------
                                                                   Year Ended December 31,
                               -----------------------------------------------------------------------------------------------------
                                1996      1995      1994      1993      1992       1991     1990(c)    1989(c)    1988(c)    1987(c)
                               -----     -----     -----     -----     -----      -----     -------    -------    -------    -------
Net Asset Value,
  Beginning of Year .....      $5.58     $5.35     $6.34     $3.56     $3.73      $3.90      $5.33      $4.49      $5.72      $3.90
                               -----     -----     -----     -----     -----      -----      -----      -----      -----      -----
Income from Investment
    Operations:
  Net Investment Income
    (Loss) ..............      (0.06)    (0.03)    (0.02)   (0.014)    0.002      0.010      0.025      0.002       0.01       0.02
  Net Gains (Losses) on
    Securities (both
    realized and
    unrealized) .........       0.20      0.26     (0.97)    2.794    (0.170)    (0.169)    (1.430)     0.846      (1.23)      1.82
                               -----     -----     -----     -----     -----      -----      -----      -----      -----      -----
Total from Investment
  Operations ............       0.14      0.23     (0.99)    2.780    (0.168)    (0.159)    (1.405)     0.848      (1.22)      1.84
                               -----     -----     -----     -----     -----      -----      -----      -----      -----      -----
Less Distributions:
  Dividends from
    Net Investment
    Income (a) ..........         --        --        --        --    (0.002)    (0.011)    (0.025)    (0.008)     (0.01)     (0.02)
                               -----     -----     -----     -----     -----      -----      -----      -----      -----      -----
Net Asset Value, End of
  Year ..................      $5.72     $5.58     $5.35     $6.34     $3.56      $3.73      $3.90      $5.33      $4.49      $5.72
                               =====     =====     =====     =====     =====      =====      =====      =====      =====      =====

Total Return (b) ........       2.51%      4.3%    (15.6%)   78.09%    (4.50%)   (4.07%)    (26.36%)   18.90%     (21.30%)    47.30%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplementary Data
Net Assets, End of
  Year (000) ............   $132,298  $155,974  $186,091  $211,450  $114,257   $136,288   $175,171   $252,860   $228,558   $252,717
Ratio of Expenses to
  Average Net
  Assets ................       1.71%     1.81%     1.52%     1.39%     1.57%      1.62%      1.44%      1.48%      1.39%      1.27%
Ratio of Net Income
  (Loss) to Average
  Net Assets ............      (0.75%)   (0.44%)   (0.30%)   (0.29%)    0.07%      0.27%      0.57%      0.04%      0.23%      0.39%
  Portfolio Turnover Rate      12.95%     6.16%    13.75%     7.79%     0.93%      7.89%     12.12%      4.17%      1.59%      1.99%
  Average Brokerage
   Commissions Paid (d) .    $0.0186

-------------

(a) Net of foreign taxes withheld (to be included in income and claimed as a tax credit or deduction by the shareholder for federal income tax purposes) of $.0060 for 1992, $.0080 for 1991, $.0083 for 1990, $.0070 for 1989,
     $.0051 for 1988 and $.0237 for 1987.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of dividends at net asset value during the year and a redemption on the last day of the year. A sales charge is not reflected in the calculation of total return.

(c)  Not covered by Report of Independent Accountants.

(d) For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades in which a commission is charged.

                       See notes to Financial Statements.

                              GOLD/RESOURCES FUND
--------------------------------------------------------------------------------

Notes to Financial Statements

Note 1 -- Significant Accounting Policies:

Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Gold/Resources Fund series, a diversified fund (the "Fund") of the Trust in the preparation of its financial statements. All of Gold/Resources Fund Class C shares were redeemed on May 4, 1995 and are not presently offered for sale. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management's estimates and the actual results could differ.

A. Security Valuation -- Securities traded on national exchanges and traded in the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Direct investments in gold bullion if any are valued at the mean of the bid and asked price quoted by a major commodity dealer. Short-term obligations are valued at cost which with accrued interest approximates value. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. Federal Income Taxes -- It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation-- Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign denominated assets and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. Distribution to Shareholders-- Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, passive foreign investment companies and post-October losses. The effect of these differences for the year ended December 31, 1996 decreased distributions in excess of net investment income by $1,213,074, increased cumulative realized losses by $11,692 and decreased aggregate paid in capital by $1,201,382.

E. Other -- Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date net of withholding taxes. Interest income is accrued as earned.

F. Option Contracts-- The Fund may invest, for hedging purposes only, in call and put options on securities, foreign currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the anticipated movements of the option values.

Note 2 -- Van Eck Associates Corporation earned fees of $1,198,836 for the year ended December 31, 1996 for investment management and advisory services. The fee is based on an annual rate of .75 of 1% of the first $500 million of average daily net assets, .65 of 1% on the next $250 million and .50 of 1% of the excess over $750 million. Van Eck Securities Corporation received $33,278 for the year ended December 31, 1996 from commissions earned on sales of Class A shares of beneficial interest of the Fund after deducting $231,559 allowed to other dealers. Van Eck Associates Corp. earned a fee of $468,945 for costs incurred in connection with certain administrative and operational functions. The fee is based on an annual rate of .25 of 1% on the first $750 million of average net assets and .20 of 1% of the excess over $750 million. Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation.

Note 3 -- Purchases and proceeds from sales of investments other than short-term obligations aggregated $19,986,034 and $50,400,743, respectively, for the year ended December 31, 1996. For federal income tax purposes the cost of investments owned at December 31, 1996 was $97,717,075. As of December 31, 1996 net unrealized appreciation for federal income tax purposes aggregated $35,747,888 of which $51,014,814 related to appreciated investments and $15,266,926 related to depreciated investments. At December 31, 1996 the Fund had capital loss carryforwards of 70,079,832 available to offset future capital gains expiring December 31, 1998, 1999, 2000 of $30,782,696, $31,737,707 and $7,559,429,
respectively.

Note 4 -- Pursuant to a Rule 12b-1 Plan of Distribution (the "Plan"), the Fund accrues fees of .25 of 1% of average daily net assets of the Fund. The fees are intended to be used principally for payments to securities dealers who have sold shares and service shareholder accounts and payments to Van Eck Securities
Corporation ("VESC"), the distributor, for reimbursement of other actual promotion and distribution expenses incurred by the distributor on behalf of the Fund.

Note 5 -- The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial rules as are American companies, and there may be less government supervision and regulation. Foreign investments may also be subject to foreign taxes, dividend collection fees and settlement delays.

                              GOLD/RESOURCES FUND
--------------------------------------------------------------------------------

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production or distribution of gold and other metals, minerals, oil, natural gas and coal and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources securities may be cyclical in nature.

Note 6 -- Restricted Securities

The following securities are restricted as to sale:

                                                                           Percent of
                                     Date                                  Net Assets
                                   Acquired         Cost        Value      at 12/31/96
                                   --------       -------     --------     -----------
Dayton Mining
  Warrant ....................       1/13/96           --       38,300           .03%
International
  Rorrima Gold
  Special Warrant ............      10/22/96      147,951      191,975           .15%
Nevsun Resources
  Special Warrant ............       9/24/96      409,806      267,734           .20%
Northern Crown
  Mines Special
  Warrant ....................      11/28/96      242,212      198,851           .15%
Rift Resources Ltd
  Warrants ...................      11/13/96           --           --            --
Tombstone Explor-
  ation Co. Wt ...............       10/3/96           --       34,197           .03%
Vista Gold Corp. .............
  Warrants ...................       4/25/96           --           --            --

Note 7 -- Forward Currency Contracts -- The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain from foreign currency transactions. At December 31, 1996, the Fund had the following outstanding forward foreign currency contract which settled in early 1997:

Foreign Currency Buy Contracts:

                        Value at                             Unrealized
Contracts           Settlement Date     Current Value       Appreciation
--------------      ----------------    -------------   ---------------------
AUD 352,275
expiring in
12/20/96               $279,242            $280,147              $905

The Fund may incur additional risk from investments in forward currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

Note 8 -- Trustee Deferred Compensation Plan. The Trust established a Deferred Compensation Plan (the "Plan") for trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating trustees. The fees otherwise payable to the participating trustees are invested in shares of the Van Eck Funds as directed by the trustees. If a trustee has directed all or a portion of his fee to be invested in the Fund, the unfunded liability remains outstanding in the Fund's records since the Fund can not invest in itself. The Plan has been approved by the Internal Revenue Service.

As of December 31, 1996, the total value of the assets and corresponding liability of the Fund's portion of the Plan is $13,984.

                              GOLD/RESOURCES FUND
--------------------------------------------------------------------------------

Report of Independent Accountants

To the Shareholders and Board of
Trustees of the Van Eck Funds:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio of the Gold/Resources Fund (the "Fund") (one of the series constituting the Van Eck Funds) as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the six years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Gold/Resources Fund series of the Van Eck Funds as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the six years in the period then ended, in conformity with generally accepted accounting principles.


                                                        COOPERS & LYBRAND L.L.P.
New York, New York
February 21, 1997

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

VAN ECK FAMILY OF FUNDS
--------------------------------------------------------------------------------

Global Hard Assets Fund

Seeks long-term capital appreciation by investing globally, primarily in "Hard Asset Securities." Income is a secondary consideration.

International Investors Gold Fund

Founded in 1955, this Fund is the oldest gold-oriented mutual fund in the U.S. It invests in gold-mining shares globally and seeks long-term capital appreciation, moderate yield and protection against monetary uncertainties.


Gold/Resources Fund

Seeking a long-term global hedge against inflation and other risks, this Fund invests in gold-mining and natural resources companies outside South Africa.


Gold Opportunity Fund

Seeks capital appreciation by investing globally in equity securities of companies engaged in the exploration, development, production and distribution of gold and other precious metals, and through active asset allocation between gold-related assets and cash instruments.


Emerging Markets Growth Fund

This Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.


Asia Dynasty Fund

This Fund seeks long-term capital appreciation by investing in the equity securities of companies that are expected to benefit from the development and growth of the economies in the Asia Region.


Asia Infrastructure Fund

Seeks long-term capital appreciation by investing in the equity securities of infrastructure companies that are expected to benefit from the development and growth of the economies in the Asia Region.


Global Balanced Fund

This Fund seeks long-term capital appreciation together with current income by investing in stocks, bonds and money market instruments worldwide.


Global Income Fund

This Fund seeks high total return through a flexible policy of investing globally, primarily in debt securities.


U.S. Government Money Fund

This Fund seeks the highest safety of principal and daily liquidity by investing in U.S. Treasury bills and repurchase agreements collateralized by U.S. Government obligations.

--------------------------------------------------------------------------------

This report must be accompanied or preceded by a Van Eck Gold and Money Funds prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. For a free Van Eck Global Funds prospectus, please call the number listed below. Please read the prospectus before investing.

[LOGO] VAN ECK GLOBAL

Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016
http://www.vaneck.com

For account assistance please call (800) 544-4653

FR1197-0130-0040

                                                                FR1997-0130-0040
--------------------------------------------------------------------------------
                         D E C E M B E R  3 1 , 1 9 9 6


                                     VAN ECK

                                      GOLD/

                                    RESOURCES

                                      FUND

                                     ANNUAL

                                     REPORT

--------------------------------------------------------------------------------

                              [LOGO] VAN ECK GLOBAL